Exhibit 10.1

NINTH AMENDMENT TO
CREDIT AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT (this “Ninth Amendment”) dated as of June 28, 2019 is among GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company (including in its capacity as successor by merger to Green Plains Essex Inc., an Iowa corporation, the “Borrower”), the Lenders party to the Credit Agreement (as defined below) and BNP PARIBAS, as Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, Green Plains Grain Company TN LLC, a Delaware limited liability company, the Lenders, the Sole Bookrunner, the Syndication Agent, the Administrative Agent, the Collateral Agent, the Swing Line Lender and the Issuing Lender are parties to a Credit Agreement dated as of October 28, 2011 (as amended, supplemented or otherwise modified from time to time prior to the Effective Date (as defined in Section 2 below), the “Existing Credit Agreement” and, as amended by this Ninth Amendment and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement, and the parties hereto have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Amendments.

Upon the occurrence of the Effective Date (as defined in Section 2 below), the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Aggregate Plant Entity Cap” in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Aggregate Plant Entity Cap”: $40,000,000.

(b) The definition of “Applicable LC Fee Rate” in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Applicable LC Fee Rate”:  on any date with respect to any Standby Letter of Credit, a rate equal to 3.00% per annum, and with respect to any Documentary Letter of Credit, 0.25% per quarter or part thereof.

(c) The definition of “Available Facility Amount” is hereby deleted in its entirety from Section 1.1 of the Existing Credit Agreement.
(d) The definition of “Base Rate” in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Base Rate”:  for any day, a variable rate of interest per annum equal to the highest of (a) the rate of interest from time to time established by Administrative Agent as its “prime rate” or “base rate” at its principal office in New York City, (b) the Federal Funds Effective Rate plus one-half of one percent (.50%), and (c) the LIBO Rate that would be calculated as of such day (or, if such day is not a Business Day, as of the next preceding Business Day) in respect of a proposed LIBO Rate Loan with an Interest Period of one month plus one percent (1.0%) per annum. Such prime rate is merely a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by the Administrative Agent or any Lender. Notwithstanding the foregoing, the Base Rate shall not at any time be less than zero percent (0.00%).

(e) The definition of “Beneficial Ownership Certification” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“Beneficial Ownership Certification”:  a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

(f) The definition of “Beneficial Ownership Regulation” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“Beneficial Ownership Regulation”: 31 C.F.R. §1010.230.

(g) The reference to “$62,000,000” in the definition of “Borrowing Base” in Section 1.1 of the Existing Credit Agreement is hereby replaced with “the Aggregate Plant Entity Cap” in lieu thereof.
(h) The definition of “Combined Plant Entity Conditions” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“Combined  Plant Entity Conditions”: With respect to all Plant Entities together, (a) the aggregate amount of third-party Indebtedness incurred by the Plant Entities and guarantees provided by the Plant Entities to the Parent or any Affiliates of the Parent does not exceed an amount equal to $0.35 per gallon of the Plant Entities’ combined annual ethanol nameplate production capacity, and (b) no event or circumstance has occurred that has or could be expected to have a material adverse effect on any Plant Entities taken as a whole.

(i) The definition of “Credits Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Credits Commitment”: $10,000,000.

(j) The definition of “Current Assets” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Current Assets”: at any time with respect to any Person, all assets of such Person that, in accordance with GAAP, are classified as current assets on a consolidated balance sheet of such Person.

(k) The definition of “Current Liabilities” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

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“Current Liabilities”: at any time with respect to any Person, all liabilities of such Person that, in accordance with GAAP, are classified as current liabilities on a consolidated balance sheet of such Person.

(l) The definition of “Delaware LLC” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.

(m) The definition of “Delaware LLC Division” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.

(n) The definition of “Eligible Affiliate Account Receivable” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Eligible Affiliate Account Receivable”: an Account Receivable which would qualify as an Eligible Account Receivable, but for the failure to comply with clause (j)(a) of the definition thereof, and is owing from a Plant Entity, provided that (a) the aggregate amount of Eligible Affiliate Accounts Receivable owing from each Plant Entity at any time which were generated at the applicable plant location set forth on Schedule 1.0H shall not exceed the applicable Counterparty Limit, (b) such Account Receivable shall have a maximum due date of no more than five (5) days from the original invoice date for such Account Receivable, and (c) such Account Receivable shall have been outstanding for no more than seven (7) days from the original invoice date for such Account Receivable. In addition,  (1)  so long as any Plant Entity is in violation of the Individual Plant Entity Conditions, all Accounts Receivable owing by such Plant Entity to the Borrower will cease to be Eligible Affiliate Accounts Receivable during such period, and (2)  so long as the Plant Entities violate any of the Combined Plant Entity Conditions, all Accounts Receivable owing by all Plant Entities to the Borrower will cease to be Eligible Affiliate Accounts Receivable during such period.

(o) The definition of “Federal Funds Effective Rate” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Federal Funds Effective Rate”:  for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rates are not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.  Notwithstanding the foregoing, the Federal Funds Effective Rate shall not at any time be less than zero percent (0.00%).

(p) The definition of “Fixed Charge Coverage Ratio” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

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“Fixed Charge Coverage Ratio”: (a)(i) the sum of EBITDA, plus cash equity investments received by Borrower from Parent, net of any and all dividends and distributions made by the Borrower to the Parent, during such period, minus (ii) the sum of maintenance Capital Expenditures and actual Interest Expense of working capital financings, divided by (b) the sum of actual scheduled principal payments made on Long-Term Indebtedness plus actual Interest Expenses on Long-Term Indebtedness incurred during any period, as shown on the consolidated financial statements of the Borrower.

(q) The definition of “GPP Plant Entity” is hereby deleted in its entirety from Section 1.1 of the Existing Credit Agreement.
(r) The definition of “GPP Plant Entity Guarantee” is hereby deleted in its entirety from Section 1.1 of the Existing Credit Agreement.
(s) The definition of “Individual Plant Entity Conditions” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“Individual Plant Entity Conditions”: With respect to each Plant Entity, (a) such Plant Entity is in compliance with all of its material agreements and obligations, (b) the amount of third-party Indebtedness of such Plant Entity plus the amount of Indebtedness (or other liabilities) that such Plant Entity guarantees or for which it otherwise provides credit support does not exceed the Plant Entity Debt Limit for such Plant Entity, (c) less than 25% of all Accounts Receivable owing by such Plant Entity to the Borrower are past due, and (d) no event or circumstance has occurred that has or could be expected to have a material adverse effect on such Plant Entity.

(t) The definition of “LIBOR Successor Rate” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“LIBOR Successor Rate” is defined in Section 4.10(b)(iv).

(u) The definition of “LIBOR Successor Rate Conforming Changes” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“LIBOR Successor Rate Conforming Changes”  means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Administrative Agent determines in consultation with the Borrower).

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(v) The definition of “Ninth Amendment Closing Date” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“Ninth Amendment Closing Date”: June 28, 2019.

(w) The definition of “Plant Entity Debt Limit” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“Plant Entity Debt Limit”: with respect to each Plant Entity, an amount equal to $0.45 per gallon of such Plant Entity’s annual ethanol nameplate production capacity (provided that if multiple Plant Entities are borrowers and/or guarantors of the same Indebtedness then the amount of such obligations will be split amongst such Plant Entities for purposes of this calculation, pro rata based on their respective annual ethanol nameplate production capacity).

(x) The definition of “Scheduled Unavailability Date” is hereby added to Section 1.1 of the Existing Credit Agreement in alphabetical order to read in its entirety as follows:

“Scheduled Unavailability Date” is defined in Section 4.10(b)(ii).

(y) The definition of “Termination Date” in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Termination Date”: the three (3) year anniversary of the Ninth Amendment Closing Date or, if such date shall not be a Business Day, the immediately preceding Business Day.

(z) The definition of “Total Assets” in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Total Assets”: at any time with respect to any Person, the amount which, in accordance with GAAP, would be set forth opposite the caption “total assets” on a consolidated balance sheet of such Person for such period.

(aa) The definition of “Total Commitment” in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Total Commitment”: the total aggregate amount of all Commitments of all Lenders, as it may be reduced or increased in accordance with Section 4.1(a) and Section 4.1(b).  The Total Commitment on the Ninth Amendment Closing Date is $100,000,000.

(bb) The definition of “Total Liabilities” in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Total Liabilities”: at any time with respect to any Person, the amount which, in accordance with GAAP, would be set forth opposite the caption “total liabilities” on a consolidated balance sheet of such Person for such period.  For the avoidance of doubt, “Total Liabilities” shall include liabilities with respect to commodity repurchase agreements but, for purposes of calculations of the financial covenants contained in Section 8.17 of this Agreement, “Total Liabilities” will be deemed not to include any of the Borrower’s Guaranty Obligations under the Term Loan Guaranty.

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(cc) Section 2.1(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(a)Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans (“Revolving Loans”) to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed such Lender’s Commitment minus the sum of (a) its Commitment Percentage of all LC Obligations at such time and (b) its Commitment Percentage of all Swing Line Loans outstanding at such time; provided, that after giving effect to any borrowing of Revolving Loans, (A) the Aggregate Outstanding Extensions of Credit shall not exceed the lesser of (i) the Borrowing Base at such time, and (ii) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time, (B) the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) shall not exceed the Total Commitment at such time, and (C) such Lender’s Commitment Percentage of the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) shall not exceed its Commitment at such time.”

(dd) Section 2.3(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(a)Subject to the terms and conditions hereof, the Swing Line Lender agrees to make a portion of the credit under this Agreement available to the Borrower by making swing line loans in United States Dollars (individually, a “Swing Line Loan” and collectively, the “Swing Line Loans”) to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Swing Line Commitment; provided, that no such Swing Line Loan shall be made if, after giving effect thereto, (i) the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) would exceed the Total Commitment or (ii) the Aggregate Outstanding Extensions of Credit would exceed the lesser of (i) the Borrowing Base at such time, and (ii) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time; provided,  further that no Swing Line Loan shall be used to refinance an outstanding Swing Line Loan.”

(ee) Section 3.1(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(a)Subject to the terms and conditions hereof, each Issuing Lender severally agrees to issue, amend and extend letters of credit (“Letters of Credit”) for the account of the Borrower from time to time during the Commitment Period, at the request of the Borrower in accordance with Section 3.3, in an aggregate face amount at any one time outstanding not to exceed the Total Commitment minus the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) at such time; provided, that after giving effect to any Letter of Credit or amendment or extension thereto requested by the Borrower, (i) the Aggregate Outstanding Extensions of Credit shall not exceed the lesser of (x) the Borrowing Base at such time, and (y) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time, (ii) the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) shall not exceed the Total Commitment at such time, (iii) the aggregate outstanding amount of LC Obligations shall not exceed the Credits Commitment at such time, (iv) no Lender’s Commitment Percentage of the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) shall exceed its Commitment at such time, and (v) Section 3.2 shall not be contravened.”

(ff) Section 4.1(c)(x) of the Existing Credit Agreement is amended and restated in its entirety as follows:

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“(x)After giving effect to each Seasonal Line, the sum of the Total Commitment plus the aggregate amount of Seasonal Line Commitments shall not exceed $225,000,000.”

(gg) Section 4.1(c)(xiii) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(xiii)Subject to the terms and conditions hereof, each Seasonal Line Lender in respect of a Seasonal Line severally agrees to make revolving credit loans (“Seasonal Line Loans”) to the Borrower from time to time during the applicable Seasonal Line Commitment Period in an aggregate principal amount at any one time outstanding not to exceed such Seasonal Line Lender’s Seasonal Line Commitment, provided that in no event shall any Seasonal Line Loans be made if after giving effect thereto, (A) the Aggregate Outstanding Extensions of Credit shall exceed the lesser of (i) the Borrowing Base at such time, and (ii) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time, or (B) any Seasonal Line Lender’s Seasonal Line Commitment Percentage of the aggregate principal amount of Seasonal Line Loans under a Seasonal Line shall exceed its Seasonal Line Commitment under such Seasonal Line at such time.”

(hh) A new Section 4.1(c)(xv) is hereby added to the Existing Credit Agreement to read as follows:

“(xv)  Notwithstanding anything to the contrary contained herein, so long as neither a Default or Event of Default has occurred under Sections 9.1(f) of this Agreement nor have any remedies of the Secured Parties pursuant to Sections 9.1 or 9.2 of this Agreement or pursuant to any other Loan Document been exercised, repayments of Loans will be applied first to repayment of Seasonal Line Loans until all outstanding Seasonal Line Loans have been repaid in full before being applied to Revolving Loans.”

(ii) Section 4.8(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(a)Subject to Section 4.15, if at any time: (i) the Aggregate Outstanding Extensions of Credit exceed the lesser of (x) the Borrowing Base at such time, and (y) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments  at such time, then the Borrower shall, within two (2) Business Days after the occurrence thereof, prepay the Loans and/or Cash Collateralize Credits in an amount so that after giving effect to any such action, the Aggregate Outstanding Extensions of Credit do not exceed the lesser of (x) the Borrowing Base at such time, and (y) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time, (ii) the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) exceed the Total Commitments at such time then the Borrower shall, within two (2) Business Days after the occurrence thereof, prepay the Revolving Loans and/or Cash Collateralize Credits in an amount so that after giving effect to any such action, the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) do not exceed the Total Commitment at such time; or (iii) the aggregate principal amount of Seasonal Line Loans under a Seasonal Line exceeds the applicable Seasonal Line Commitments at such time then the Borrower shall, within two (2) Business Days after the occurrence thereof, prepay the Seasonal Line Loans in an amount so that after giving effect to any such action, the aggregate principal amount of Seasonal Line Loans do not exceed the applicable Seasonal Line Commitments at such time.”

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(jj) Section 4.10 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“4.10Inability to Determine Rates; Market Disruption.

(a)If for any reason in connection with any request for a Loan, Administrative Agent determines that:

(i)United States Dollar deposits are not being offered to banks in the applicable offshore interbank market for the applicable amount and Interest Period of such Loan; or

(ii)adequate and reasonable means do not exist for determining the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan or in connection with an existing or proposed Base Rate Loan including, without limitation, because LIBO Rate is not available or published on a current basis and such circumstances are likely to be temporary; or

(iii)Administrative Agent or the Required Lenders determine that for any reason the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan; then

(iv)Administrative Agent will promptly so notify the Borrower and each Lender; and

(v)thereafter, (A) the obligation of the Lenders to make or maintain LIBO Rate Loans will be suspended, (to the extent of the impacted LIBO Rate Loans or Interest Periods), and (B) the LIBO Rate component will no longer be utilized in determining the Base Rate, in each case until Administrative Agent (upon the instruction of the Required Lenders) revokes such notice; and

(vi)if Administrative Agent has made the determination described in clause (a)(i) or clause (a)(ii) above, Administrative Agent, in consultation with the Borrower and the Required Lenders, may establish an alternative interest rate for the impacted Loans, in which case such alternative rate of interest will apply with respect to the impacted Loans until (A) Administrative Agent revokes the notice delivered with respect to the impacted Loans under clause (a)(i) or clause (a)(ii) above, (B) Administrative Agent or the Required Lenders notify Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the impacted Loans, or (C) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its Applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides Administrative Agent and the Borrower written notice thereof.

(b)If for any reason in connection with any request for a Loan, Administrative Agent determines (which determination will be conclusive absent manifest error), or the Borrower or

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Required Lenders notify Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i)adequate and reasonable means do not exist for determining the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan or in connection with an existing or proposed Base Rate Loan including, without limitation, because LIBO Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)the administrator of the LIBO Rate or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate will no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); or

(iii)syndicated loans currently being executed, or that include language similar to that contained in this Section 4.10, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBO Rate; then

(iv)reasonably promptly after such determination by Administrative Agent or receipt by Administrative Agent of such notice, as applicable, Administrative Agent and the Borrower may amend this Credit Agreement to replace LIBO Rate with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then-existing convention for similar U.S. Dollar-denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment will become effective at 5:00 p.m. (New York time) on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders do not accept such amendment; and

(v)if no LIBOR Successor Rate has been determined and the circumstances under clause (b)(i) above exist, the Scheduled Unavailability Date has occurred (as applicable), then Administrative Agent will promptly so notify the Borrower and each Lender; and

(vi)thereafter, (A) the obligation of the Lenders to make or maintain LIBO Rate Loans will be suspended, (to the extent of the impacted LIBO Rate Loans or Interest Periods), and (B) the LIBO Rate component will no longer be utilized in determining the Base Rate.

(c)Upon receipt of any such notice under clause (a)(iv) or clause (b)(v) above, the Borrower may revoke any pending Notice of Borrowing for, conversion to or continuation of LIBO Rate Loans (to the extent of the impacted LIBO Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a Notice of Borrowing for Base Rate Loans (except that the LIBO Rate component will no longer be utilized in determining the Base Rate for any such Loans) in the amount specified therein.

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(d)Notwithstanding anything else herein, any definition of LIBOR Successor Rate will provide that in no event may such LIBOR Successor Rate be less than zero for purposes of this Credit Agreement.”

(kk) Section 5.25 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“5.25Plant Entities.    The Plant Entities are in compliance with the Combined Plant Entity Conditions.”

(ll) A new Section 5.28 is hereby added to the Existing Credit Agreement to read as follows:

“5.28Beneficial Ownership.  As of the Ninth Amendment Closing Date, the information included in each Beneficial Ownership Certification, if applicable, is true and correct in all respects.”

(mm) Section 6.2(e) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(e)Borrowing Availability.  (i) The Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans), after giving effect to such Extension of Credit requested to be made on such date, shall not exceed the Total Commitment at such time, (ii) the Aggregate Outstanding Extensions of Credit, after giving effect to such Extension of Credit requested to be made on such date, shall not exceed the lesser of (x) the Borrowing Base at such time and (y) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments  at such time, and (iii) the aggregate principal amount of Seasonal Line Loans under a Seasonal Line after giving effect to such Seasonal Line Loans requested to be made on such date, shall not exceed the applicable Seasonal Line Commitments at such time.”

(nn) Section 7.1(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(a)as soon as available, but in any event not later than thirty (30) days after the end of each calendar month of the Borrower (but in respect of the 3rd, 6th, 9th and 12th calendar months of each year of the Borrower, not later than forty-five (45) days after the end of such month), a copy of the unaudited consolidated balance sheet of the Borrower as of the end of such calendar month and the related unaudited consolidated statement of income for such calendar month and the portion of the Fiscal Year through the end of such calendar month, setting forth in each case in comparative form the figures for the previous Fiscal Year, certified by a Responsible Officer as fairly presenting the Borrower’s financial condition, results of operations and cash flows in accordance with GAAP (subject to normal year-end audit adjustments and absence of footnotes);”

(oo) Section 7.1(c) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(c)as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year, a copy of the consolidated and consolidating balance sheets of each of the Parent and its consolidated Subsidiaries (including the Borrower and its Subsidiaries) as of the end of such year and the related consolidated and consolidating statements of income and retained earnings and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the

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previous Fiscal Year, and in the case of such consolidated financial statements, certified without qualification or exception by KPMG LLP or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent;”

(pp) Section 7.2(b) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(b)concurrently with the delivery of each monthly financial statement delivered to Administrative Agent pursuant to Section 7.1(a),  a certificate of a Responsible Officer (substantially in the form of Exhibit B hereto) stating that, to the best of such Responsible Officer’s knowledge, during such period the Borrower has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and such certificate shall include the calculation of all financial covenants set forth in Section 8.17;”

(qq) A new Section 7.19 is hereby added to the Existing Credit Agreement to read as follows:

“7.19Beneficial Ownership.  The Borrower shall promptly notify the Administrative Agent and each Lender of any change in the information provided in the Beneficial Ownership Certification and will deliver to each Lender that so requests an updated Beneficial Ownership Certification.”

(rr) Section 8.4 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“8.4Limitation on Fundamental Changes.

Enter into any merger, Delaware LLC Division, or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation, LLC Division or dissolution), or Convey all or substantially all of its property, business or assets.”

(ss) Section 8.6 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“8.6Limitation on Restricted Payments.

Declare or pay any dividend or distribution (other than dividends or distributions payable solely in common stock or common membership interests of the Borrower or any Subsidiary) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Securities of the Borrower or any Subsidiary or any warrants or options to purchase any such Capital Securities, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary, or enter into any derivative or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating the Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Securities (such declarations, dividends, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions, and such transactions with any Derivatives Counterparties, being

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herein called “Restricted Payments”); provided, that (a) any Subsidiary may make Restricted Payments to the Borrower and (b) Borrower may make Restricted Payments so long as (1) Borrower has delivered written notice of such Restricted Payments at least 3 Business Days prior to the date of payment thereof, (2) before and after giving effect thereto, no Default or Event of Default exists or would result therefrom and no mandatory prepayment under Section 4.8 is then required, (3) after giving effect to such Restricted Payments on a proforma basis, the Borrower will have Working Capital equal to at least the greater of (i) $25,000,000 and (ii) 25% of the sum of the then current Total Commitments plus the aggregate Seasonal Line Commitments, and (4) the Borrower has delivered to the Administrative Agent a certificate in the form of Exhibit B attached hereto certified by a Responsible Officer, showing that, after giving effect thereto, the Borrower will be in compliance with the covenants in Section 8.17 (other than clause (d) thereof) and clause b(3) of this Section 8.6.”

(tt) Section 8.17 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“8.17Financial Covenants.

(a)Minimum Tangible Net Worth.  Permit the sum of (i) the Tangible Net Worth of the Borrower plus (ii) Long-Term Indebtedness consisting of Subordinated Debt owing to the Parent, calculated as of the last day of any calendar month to be less than 21% of the sum of the then current Total Commitment plus the aggregate Seasonal Line Commitments;

(b)Leverage Ratio.  Permit the Leverage Ratio to be greater than 6.0 to 1.0 as of the last day of any calendar month;

(c)Working Capital.  Permit the Working Capital of the Borrower calculated as of the last day of any calendar month to be less than the greater of (i) $18,000,000 and (ii) 18% of the sum of the then current Total Commitment plus the aggregate Seasonal Line Commitments;

(d)Consolidated Net Position.  Permit the Consolidated Net Position, at any time, for (i) any type of Grain Inventory (other than corn and milo) individually to exceed at any time 100,000 bushels, (ii) Grain Inventory consisting of corn and milo (combined) to exceed at any time 200,000 bushels or (iii) all Grain Inventory in the aggregate to exceed at any time 300,000 bushels;

(e)Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage Ratio for any consecutive twelve (12) month period to be less than 1.25 to 1.0 as of the last day of any calendar month,  provided that the Fixed Charge Coverage Ratio shall only be tested when the difference of Long-Term Indebtedness minus Subordinated Debt owing to the Parent is greater than $10,000,000, calculated based upon the most recent consolidated financial statements of the Borrower required to be delivered under Section 7.1(a); and

(f)Maximum Long Term Capitalization.  Permit, as at the last day of any calendar month, the ratio of Long-Term Indebtedness (excluding Indebtedness under this Agreement) to Long-Term Indebtedness plus Tangible Net Worth to be greater than 0.40 to 1.0, provided that Maximum Long Term Capitalization shall only be tested when the difference of Long-Term Indebtedness minus Subordinated Debt owing to the Parent is greater than $10,000,000, calculated based upon the most recent consolidated financial statements of the Borrower required to be delivered under Section 7.1(a).”

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(uu) Section 9.1(d) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(d)The Borrower shall default in the observance or performance of any other covenant or agreement contained in this Agreement or any other Loan Document (other than as provided in Section 9.1(a) through Section 9.1(c)), and such default shall continue unremedied for a period of fifteen (15) consecutive days from the earlier of (i) the date of delivery by the Administrative Agent to the Borrower of notice of the occurrence of such default or (ii) the date on which an officer of the Borrower knew or should have known of such default, provided, that in respect of Section 8.17,  no more than three (3) times per fiscal year the Borrower shall be entitled to cure any non-compliance thereof by receiving sufficient cash equity Investments and delivering a new written calculation of the breached covenant (in form and substance satisfactory to the Administrative Agent) showing compliance therewith after giving effect to such cash equity Investments, within thirty (30) days after the test date provided for in each covenant therein, provided further, that during such thirty (30) day period, such non-compliance (as described under the immediately preceding proviso) shall not be a Default, but on the last day of such thirty (30) day period, if such cure shall not have been made in accordance with the foregoing, such non-compliance shall be an immediate Event of Default with no grace period, notwithstanding the fifteen (15) day grace period set forth above; or”

(vv) The introductory clause of Section 9.3 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“Except as expressly provided in this Agreement (including without limitation as set forth in Section 4.1(c)(xv), all amounts received or recovered under this Agreement or any other Loan Document, from the exercise of remedies by the Administrative Agent or the Collateral Agent under any of the Loan Documents, liquidation of collateral or otherwise, shall be applied for the benefit of the Secured Parties in the following manner (or as otherwise provided in the Swap Intercreditor Agreement):”

(ww) The addresses for notice in Section 11.2 of the Existing Credit Agreement are amended and restated in their entirety as follows:

“The Borrower:Green Plains Grain Company LLC
1811 Aksarben Drive
Omaha, Nebraska 68106
Attention: Mr. Patrich Simpkins, Chief Financial Officer
Fax: 402-884-8776
Phone: 402-952-4906
Email: patrich.simpkins@gpreinc.com

with copies to:Green Plains Inc.
1811 Aksarben Drive
Omaha, Nebraska 68106
Attention: Michelle Mapes, Chief Legal and Administration Officer
Fax: 402-884-8776
Phone: 402-952-4906
Email: michelle.mapes@gpreinc.com

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The Administrative Agent:BNP Paribas
787 Seventh Avenue
New York, New York 10019
Attention: Zachary Kaiser
Fax: 212.340.5340
Phone: 212.841.3862
Email: Zachary.kaiser@us.bnpparibas.com

with a copy to:Haynes and Boone, LLP
2323 Victory Avenue, Suite 700
Dallas, Texas 75219-7672
Attention: Javier Martinez, Esq.
Fax: 214.200.0745
Phone: 214.651.5238
Email: javier.martinez@haynesboone.com”

(xx) Section 11.15 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“11.15 Patriot Act; Beneficial Ownership Regulation.

Each of the Agents and the Lenders hereby notifies the Borrower that pursuant to the requirements of the Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the terms of the Patriot Act and the Beneficial Ownership Regulation.”

(yy) Section 11.16(b) of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(b)Notwithstanding anything in this Section 11.16 to the contrary, any Confidential Information may be disclosed by any Lender (the affected Lender being, the “Disclosing Party”) to an one or more of (i) its Affiliates, insurers, attorneys, accountants, other professional advisors, or credit insurance providers;  provided that such Persons are or agree to be bound by the confidentiality requirements of this Section 11.16, (ii) proposed Lenders, Participants or Assignees;  provided that such Persons are or agree to be bound by the confidentiality requirements of this Section 11.16,  or  (iii) if the Disclosing Party is compelled by judicial process or is required by Law or regulation or is requested to do so by any examiner or any other regulatory authority or recognized self-regulatory organization including, without limitation, the New York Stock Exchange, the Federal Reserve Board, the New York State Banking Department and the Securities & Exchange Commission (any such Person being a “Regulatory Authority”), in each case having or asserting jurisdiction over the Disclosing Party, provided, that prior to any such disclosure compelled by judicial process or pursuant to a formal investigation, the Disclosing Party, to the extent that it is permitted by applicable Law to do so, shall give the Borrower prompt written notice upon its receipt of any such judicial process or of the existence of any such requirement of Law, regulation or request except in the case of examination by regulatory authority or self-regulatory organizations so that the Borrower may object to the assertion of jurisdiction by such Regulatory Authority or seek a protective order or other appropriate remedy, and the Disclosing Party shall, at the expense of the Borrower, use reasonable efforts to cooperate with the Borrower in seeking to object to the assertion of jurisdiction of such Regulatory Authority or obtain such protective order or other appropriate remedy.

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(zz) A new Section 11.19 is hereby added to the Existing Credit Agreement to read as follows:

“11.19Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)As used in this Section 11.19, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

(aaa) Schedule 1.0B (Lenders, Commitments, and Applicable Lending Offices) to the Existing Credit Agreement is amended and restated as set forth on Schedule 1.0B attached hereto.

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(bbb) Schedule 1.0H (Counterparty Limits) to the Existing Credit Agreement is amended and restated as set forth on Schedule 1.0H attached hereto.
(ccc) Exhibit A (Form of Borrowing Base Report) to the Existing Credit Agreement is amended and restated as set forth on Exhibit A attached hereto.
(ddd) Exhibit A-1 (Form of Interim Borrowing Base Report) to the Existing Credit Agreement is amended and restated as set forth on Exhibit A-1 attached hereto.
(eee) Exhibit B (Form of Compliance Certificate) to the Existing Credit Agreement is amended and restated as set forth on Exhibit B attached hereto.

SECTION 2.Effectiveness of Amendment

This Ninth Amendment shall become effective on the date (the “Effective Date”) on which:

(a) each of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender, and the Lenders have duly executed and delivered to the Administrative Agent, with a counterpart for each Lender, this Ninth Amendment;

(b) the Borrower has executed and delivered to each Lender requesting the same for its own account, a Note;

(c) the Administrative Agent has received a secretary’s certificate dated the date hereof for the Borrower, in form and substance acceptable to the Administrative Agent, with appropriate insertions and attachments (including, without limitation, incumbency information, signature specimens and Governing Documents), satisfactory in form and substance to the Administrative Agent, executed by the Secretary of the Borrower;

(d) the Administrative Agent has received certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Borrower in the jurisdiction of its organization;

(e) no Default or Event of Default exists or would result from the effectiveness of this Ninth Amendment;
(f) the Administrative Agent has received the executed legal opinions of Husch Blackwell LLP, counsel to the Borrower, in form and substance acceptable to the Administrative Agent;
(g) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower has delivered, to each Lender that so requests, a Beneficial Ownership Certification;

(h) searches of UCC filings (or their equivalent) in each jurisdiction where a filing has been or would need to be made in order to perfect the Secured Parties’ security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist, or, if necessary, copies of proper financing statements, if any, filed on or before the date hereof necessary to terminate all security interests and other rights of any Person in any Collateral previously granted;

(i) the Borrower has paid all fees owed pursuant to the Credit Agreement and the Fee Letters and all of the Lead Arranger’s, the Administrative Agent’s and the Secured Parties’ fees and the - 16 -

Lead Arranger’s and the Administrative Agent’s legal fees invoiced in reasonable detail and all reasonable out-of-pocket costs incurred in connection with this Ninth Amendment and all due diligence in respect hereof; and

(j) the Borrower has delivered to the Administrative Agent such opinions of counsel, authorization and organizational documents, certificates of good standing, and all other documents, reports and information, in each case as the Administrative Agent or the Lenders shall request.

SECTION 3.Effect of Amendment; Ratification; Representation; Post-Closing; etc..

(a) On and after the Effective Date, this Ninth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Existing Credit Agreement as amended by this Ninth Amendment, and the term “this Agreement”, and the words “hereof”,  “herein”,  “hereunder” and words of similar import, as used in the Existing Credit Agreement, shall mean the Credit Agreement as amended hereby.  This Ninth Amendment shall constitute a Loan Document.

(b) Except as expressly set forth herein, this Ninth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement.

(c)  Notwithstanding the execution and delivery this Ninth Amendment and the amendments to the Existing Credit Agreement and Loan Documents contained and the transactions contemplated to occur herein, each of the Loan Documents and the Liens and security interested granted thereby is hereby ratified and reaffirmed by the Borrower in all respects and each remains, and shall remain on and after the Effective Date, in full force and effect.

(d) In order to induce the Administrative Agent and the Lenders to enter into this Ninth Amendment, Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Ninth Amendment:

(i) the representations and warranties of Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and

(ii) no Default or Event of Default has occurred and is continuing.

(e) Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Loan Document, any Collateral or Loan Document which is or may be released (or terminated) upon termination of all Commitments (among other things) shall not be released until the Seasonal Line Commitments are also terminated and all Seasonal Line Loans shall have been repaid in full.

(f) Financial Condition.

(iii) The audited consolidated balance sheet of the Borrower as of December 31, 2018 and the related audited consolidated statements of income and of cash flows for the Fiscal Year ended on such date, reported on by KPMG LLP, copies of which have heretofore been furnished to the Administrative Agent, are complete and correct and present fairly the financial condition of the Borrower as at such date, and the results of their operations and their cash flows for the Fiscal Year then ended.  All such financial statements, including the related schedules and notes thereto, have been prepared on a consolidated basis in accordance with GAAP applied

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consistently throughout the periods involved (except as approved by such accountants and as disclosed therein).

(iv) The unaudited consolidated balance sheet of the Borrower as of April 30, 2019 and the related unaudited consolidated statements of income for such calendar month and the portion of the Fiscal Year through the end of such calendar month, certified by a Responsible Officer, copies of which have heretofore been furnished to the Administrative Agent, are complete and correct and present fairly the consolidated financial condition of the Borrower as at such date, and the results of their operations and their cash flows for the fiscal quarter then ended (subject to normal year-end audit adjustments). All such financial statements have been prepared in accordance with GAAP (except for the absence of footnote disclosures) applied consistently throughout the periods involved (except as approved by such Responsible Officer, as the case may be, and as disclosed therein).

(v) Except as set forth on Schedule 5.1 to the Credit Agreement, the Borrower and its Subsidiaries do not have, as of the Ninth Amendment Closing Date, any Guaranty Obligation, contingent liability or liability for taxes, in each case that is material, or any Material Contract, including, without limitation, any Swap Contract or other financial derivative, or any other material liability (contingent or otherwise), which is not reflected in the foregoing statements or in the notes thereto.

(vi) During the period from December 31, 2018 to and including the Ninth Amendment Closing Date there has been no sale, transfer or other disposition by the Borrower or any Subsidiary of any material part of their respective business or property and no purchase or other acquisition of any business or property (including any Capital Securities of any other Person) material in relation to the financial condition of the Borrower as of December 31, 2018, other than those sales, transfers, dispositions and acquisitions listed on Schedule 5.1 to the Credit Agreement.

(g) Except as set forth on Schedule 5.2, since December 31, 2018 there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

(h) Schedule 5.13 sets forth as of the Ninth Amendment Closing Date (i) the name of each direct or indirect Subsidiary of the Borrower, (ii) its respective form of organization, (iii) its respective jurisdiction of organization, (iv) the total number of issued and outstanding shares or other interests of Capital Securities thereof, (v) the classes and number of issued and outstanding shares or other interests of Capital Securities of each such class, and (vi) with respect to the Borrower, the name of each holder of Capital Securities thereof and the number of interests of such Capital Securities held by each such holder and the percentage of all outstanding interests of such class of Capital Securities held by such holders.

SECTION 4.Counterparts.

This Ninth Amendment may be executed by one or more of the parties to this Ninth Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  A set of the copies of this Ninth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 5.Severability.

Any provision of this Ninth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without

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invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.GOVERNING LAW.

THIS NINTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.WAIVERS OF JURY TRAIL.

EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NINTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed as of the day and year first above written.

/s/
GREEN PLAINS GRAIN COMPANY LLC, as the Borrower
By:	Green Plains Inc., its sole member
By:	/s/ Phil Boggs
	Name:	Phil Boggs
	Title:	Senior Vice President, Finance & Treasurer

Ninth Amendment to GPG Credit Agreement Signature Page

BNP PARIBAS, as Administrative Agent, Swing Line Lender, Issuing Lender and a Lender
By:	/s/ Zachary Kaiser
	Name:	Zachary Kaiser
	Title:	Vice President

By:	/s/ Delphine Gaudiot
	Name:	Delphine Gaudiot
	Title:	Director

Ninth Amendment to GPG Credit Agreement Signature Page

RABO AGRIFINANCE, LLC (f/k/a Rabo AgriFinance, Inc.), as a Lender
By:	/s/ Deborah Asberry-Chua
	Name:	Deborah Asberry-Chua
	Title:	Vice President

Ninth Amendment to GPG Credit Agreement Signature Page

MACQUARIE BANK LIMITED, as a Lender
By:	/s/ Robert Trevena
	Name:	Robert Trevena
	Title:	Division Director

By:	/s/ Fiona Smith
	Name:	Fiona Smith
	Title:	Division Director

(signed in Sydney, POA Ref: #2809 dated 20 March 2019)

Ninth Amendment to GPG Credit Agreement Signature Page

ING CAPITAL LLC, as a Lender
By:	/s/ Dan Lamprecht
	Name:	Dan Lamprecht
	Title:	Managing Director

By:	/s/ Jeff Geisbauer
	Name:	Jeff Geisbauer
	Title:	Director

Ninth Amendment to GPG Credit Agreement Signature Page

INTRUST BANK, N.A., as a Lender
By:	/s/ Ryan Reh
	Name:	Ryan Reh
	Title:	Commercial Relationship Manager

Ninth Amendment to GPG Credit Agreement Signature Page

SCHEDULE 1.0B TO NINTH AMENDMENT

SCHEDULE 1.0B
Lenders, Commitments, and Applicable Lending Offices

Lender and Applicable Lending Office	Commitment
BNP Paribas Applicable Lending Office: 787 Seventh Avenue New York, New York 10019 Operations/ Administrative Contact: Thomas Williams Phone: (504) 908-6143 Email: dl.sfmona@us.bnpparibas.com	$30,000,000
Account Officer: Attention: Zachary Kaiser Fax: (212) 340-5340 Phone: (212) 841-3862 Email: zachary.kaiser@us.bnpparibas.com
Rabo Agrifinance, Inc. Applicable Lending Office: 12443 Olive Blvd., Suite 50 St. Louis, MO 63141	$23,000,000
Operations/ Administrative Contact: Ty Beard/Brian Chackes (Participations Desk-Servicing; Re: Green Plains #10346400) Phone: (314) 817-8000 Email: agservicing@raboag.com
Account Officer: Mark Reinert Phone: (970) 397-0859 Email: mark.reinert@raboag.com
Macquarie Bank Limited Applicable Lending Office: 50 Martin Place Sydney NSW 2000 Australia	$12,000,000

Operation / Administrative Contact: Macquarie Bank Limited, Representative Office 125 West 55th Street New York NY 10019 Paul Casey Phone: 212 231 2122 Email: scfcollateralmanagement@macquarie.com
Account Officer: John Spillane Phone: 212 231 2139 Email: john.spillane@macquarie.com
ING Capital LLC Applicable Lending Office: 1325 Avenue of the Americas New York, NY 10019	$25,000,000
Operations/ Administrative Contact: 1325 Avenue of the Americas New York, NY 1 0019 Frenklin Christian Phone: (646) 424-8244 Email: dl-nycloanadminstration@americas.ing.com
Account Officer: Evelin Herrera Phone: (646) 424-6457 Email: Evelin.Herrera@americas.ing.com
INTRUST BANK, N.A. Applicable Lending Office: 105 N. Main Street Wichita, Kansas 67202	$10,000,000

Operations/ Administrative Contact:

Heather Funck/ Andrea Herbert

105 N. Main Street

Wichita, Kansas 67202

Phone: (316) 383-1880/(316) 383-1431

Email:heather.funck@intrustbank.com/

andrea.herbert@intrustbank.com

Account Officer: Shawn Eidson 105 N. Main Street Wichita, Kansas 67202 Phone: (316) 383-1368 Email: shawn.eidson@intrustbank.com
Total:	$100,000,000.00

SCHEDULE 1.0H TO NINTH AMENDMENT

SCHEDULE 1.0H
COUNTERPARTY LIMITS

Name - non-Plant Entities	Counterparty Limit
CHS/CHS Oilseed Processing	$15,000,000
Tyson Foods Inc.	$15,000,000
ADM	$15,000,000
Lansing Grain	$15,000,000
Cargill	$15,000,000
Valero	$15,000,000
Bunge Corporation	$15,000,000
AGP	$15,000,000
ADM Growmark	$7,000,000
Pilgrim’s Pride Corporation	$7,000,000
Each other counterparty to a Commodity Contract (other than Plant Entities)	$5,000,000

SCHEDULE 1.0H (2/2)

	Plant Location	Ethanol Production Capacity (MMGY)	Counterparty Limit
Green Plains Atkinson LLC	Atkinson, Nebraska	55	20% of the Aggregate Plant Entity Cap
Green Plains Central City LLC	Central City, Nebraska	116	20% of the Aggregate Plant Entity Cap
Green Plains Fairmont LLC	Fairmont, Minnesota	119	20% of the Aggregate Plant Entity Cap
Green Plains Hereford LLC	Hereford, Texas	100	20% of the Aggregate Plant Entity Cap
Green Plains Mount Vernon LLC	Mount Vernon, Indiana	90	20% of the Aggregate Plant Entity Cap
Green Plains Madison LLC	Madison, Illinois	90	20% of the Aggregate Plant Entity Cap
Green Plains Obion LLC	Rives, Tennessee	120	20% of the Aggregate Plant Entity Cap
Green Plains Ord LLC	Ord, Nebraska	65	20% of the Aggregate Plant Entity Cap
Green Plains Otter Tail LLC	Fergus Falls, Minnesota	55	20% of the Aggregate Plant Entity Cap
Green Plains Shenandoah LLC	Shenandoah, Iowa	82	20% of the Aggregate Plant Entity Cap
Green Plains Superior LLC	Superior, Iowa	60	20% of the Aggregate Plant Entity Cap
Green Plains Wood River LLC	Wood River, Nebraska	121	20% of the Aggregate Plant Entity Cap
Green Plains York LLC	York, Nebraska	50	20% of the Aggregate Plant Entity Cap
Total		1123
Subject to Aggregate Plant Entity Cap:			$40,000,000

EXHIBIT A TO NINTH AMENDMENT

EXHIBIT A
FORM OF BORROWING BASE REPORT

Date:[], 20[__]

BNP Paribas, as Administrative Agent
787 Seventh Avenue

New York, New York 10019

Attention: Mr. Bradley Dingwall

For:Borrowing Base dated as of ____________, 20__ under Credit Agreement, dated as of October 28, 2011

Ladies and Gentlemen:

This  certificate  is  delivered  pursuant  to  Section  6.l(d)  and/or  7.2(c)  of  the  Credit

Agreement, as applicable, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and  among  Green  Plains Grain Company LLC (including in its capacity as successor by merger to Green Plains Essex Inc., the “Borrower”), the Lenders from time  to  time  parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent (in such capacity, together with its successors and assigns, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to the Agent and the Lenders that:

(a) such Responsible Officer is qualified and acting in the office of the Borrower indicated below such Responsible Officer’s name below;

(b) the information reflected on the reports and schedules attached hereto are true and correct in all material respects as of the date hereof;

(c) the amounts indicated on Annex I attached hereto were, to the best of my knowledge, true and accurate as of the date of preparation;

(d) the Borrower has not exceeded the maximum allowed Consolidated Net Position for any type of Grain Inventory individually or all Grain Inventory in the aggregate;

(e) the Plant Entities are in compliance with the Combined Plant Entity Conditions;

(f) no Default or Event of Default has occurred and is continuing;

(g) no event or development which has had or could reasonably be expected to have a Material Adverse Effect has occurred[.] [; and]

[(h)the amounts indicated on the Position Report attached hereto as Annexes III and IV are, to the best of my knowledge, true and accurate as of the date of preparation.]

[Remainder of page intentionally blank; signature page follows.]

The foregoing certifications together with the supporting information and reports with respect to which this Borrowing Base Report is delivered, are made and delivered as of the date first written above.

GREEN PLAINS GRAIN COMPANY LLC,

as a Borrower

By:Green Plains Inc., its sole member

By:  ___________________________

Name:
Title:

c/o Green Plains Grain Company LLC

1811 Aksarben Drive
Omaha, Nebraska 68106
Attention: Mr. Patrich Simpkins, Chief Financial Officer
Fax: 402-884-8776
Phone: 402-952-4906
Email: patrich.simpkins@gpreinc.com

ANNEX I
TO

BORROWING BASE REPORT

Borrowing Base

As of [], 20[__]

I.	Collateral Type	Gross Value	Advance Rate	Borrowing Base Value
1.	Eligible Cash Collateral, less unpaid checks, overdrafts, or other unpaid amounts related thereto for which any Person has a prior unpaid claim, plus	$[________]	100%	$[________]
2.	Eligible Net Liquidation Value in Brokerage Accounts, plus	$[________]	100%	$[________]
3.	Eligible Net Liquidation Value in Third Party Brokerage Accounts, plus	$[________]	90%	$[________]
4.	Eligible Accounts Receivable, plus	$[________]	85%	$[________]
5.	Eligible Accounts Receivable that are backed by a letter of credit in a form and from an issuing bank, in each case, as approved by the Administrative Agent in its Permitted Discretion, plus	$[________]	90%	$[________]
6.	Eligible Grain Inventory evidenced by warehouse receipts (see detail below), plus	$[________]	90%	$[________]
i.	Grain Inventory evidenced by warehouse receipts, less	$[______]
ii.	Grain Inventory evidenced by warehouse receipts subject to statutory Liens, less	$[______]
iii.	Other ineligible Grain Inventory evidenced by warehouse receipts	$[______]
7.	Eligible Grain Inventory not evidenced by warehouse receipts (see detail below), plus	$[________]	85%	$[________]
i.	Grain Inventory not evidenced by warehouse receipts, less	$[______]
ii.	Grain Inventory not evidenced by warehouse receipts subject to statutory Liens, less	$[______]
iii.	Other ineligible Grain Inventory not evidenced by warehouse receipts	$[______]
8.	Eligible Non-Grain Inventory, subject to permitted product approval by the Administrative Agent, plus	$[________]	75%	$[________]
9.	Eligible Affiliate Accounts Receivable, plus	$[________]	85%	$[________]

ANNEX  I - 1

ANNEX  I - 1

10.	Eligible Grain Inventory in Transit (lesser of 10(a) or 10(b)) (see detail below), plus	$[________]		$[________]
i.	Grain Inventory in transit, less	$[______]
ii.	Grain Inventory in transit subject to statutory Liens, less	$[______]
iii.	Other ineligible Grain Inventory in transit	$[______]
(a)	Unadjusted Eligible Grain Inventory in Transit	$[________]	85%	$[________]
(b)	10% of Borrowing Base	$[________]		$[________]
11.	Eligible Net Unrealized Gain on Forward Contracts (lesser of 11(a) or 11(b))	$[________]		$[________]
(a)	Unadjusted Eligible Net Unrealized Gain on Forward Contracts	$[________]	75%	$[________]
(b)	25% of Borrowing Base	$[________]		$[________]
12.	Less, all Indebtedness secured by Permitted Liens (other than Subordinated Liens securing Term Loans) to the extent encumbering assets otherwise included in the borrowing base	$[________]	100%	$[________]
13.	Less, all prepayments from Borrower’s customers	$[________]	100%	$[________]
14.	Less, the amount of any Obligations owed to a Swap Party under a Swap Contract with Borrower which Obligations are secured pursuant to the Security Agreement	$[________]	100%	$[________]
15.	Less, Aggregate Net Unrealized Forward Loss	$[________]	100%	$[________]
16.	Less, the amount of any excess Eligible Accounts Receivables of Affiliates and Eligible Net Unrealized Gain on Forward Contracts of Affiliates over the applicable cap (16(d) minus 16(e), to the extent the difference is a positive number)		100%	$[________]
(a)	Eligible Accounts Receivable of Affiliates	$[________]	85%	$[________]
(b)	Intentionally omitted
(c)	Eligible Net Unrealized Gain on Forward Contracts of Affiliates	$[________]	75%	$[________]
(d)	Aggregate total of Eligible Accounts Receivable and Eligible Net Unrealized Gain on Forward Contracts of Affiliates (Sum of 16(a) plus 16(c))			$[________]
(e)	Applicable cap			$40,000,000

ANNEX  I - 2

ANNEX  I - 2

17.	Total Collateral (Sum of I.1 through I.11, minus I.12 through I.16)	$[________]
II.	Extensions of Credit
1.	Letters of Credit	$[________]
2.	Revolving Loans	$[________]
3.	Swing Line Loans	$[________]
4.	Seasonal Line Loans	$[________]
5.	Subtotal (II.1 + II.2 + II.3 + II.4)	$[________]

ANNEX  I - 3

ANNEX  I - 3

ANNEX II

TO

BORROWING BASE REPORT

Enclosed with this Borrowing Base Report are all necessary schedules, supporting information, and reports with details for the above, pursuant to the requirements under Section 1.1 of the Credit Agreement.

ANNEX III

TO

BORROWING BASE REPORT

Position Report

A.	Consolidated Net Position for All Grain Inventory in the aggregate		____bushels*
B.	Net Position for each type of Grain Inventory individually
Corn and Milo			____bushels*
	Aggregate Long Position for Corn and Milo	____bushels
	Aggregate Short Position for Corn and Milo	____bushels
Soybeans			____bushels*
	Aggregate Long Position for Soybeans	____bushels
	Aggregate Short Position for Soybeans	____bushels
Wheat			____bushels*
	Aggregate Long Position for Wheat	____bushels
	Aggregate Short Position for Wheat	____bushels

[Each other type of Grain Inventory that Borrower and/or Subsidiary has contracted to sell (whether by sale of a contract on a commodities exchange or otherwise) or which the Borrower and/or any Subsidiary will deliver in an exchange or under a Swap Contract]

____bushels*
	[Aggregate Long Position for each other type of Grain Inventory individually]	____bushels
	[Aggregate Short Position for each other type of Grain Inventory individually]	____bushels

* If the Consolidated Net Position is an amount less than zero, it shall be expressed in each case as a positive number.

4833-3177-7431 v.8

4833-3177-7431 v.8

ANNE4     - 1

ANNE4     - 1

028948.0121\617805.05

028948.0121\617805.05

ANNEX IV

TO

BORROWING BASE REPORT

Summary of Commodity Repurchase Agreements

Type of Grain Inventory:		[_________]
1.	Aggregate number of bushels of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	______ bushels
2.	Initial selling price of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	$[________]
3.	Locations of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements
(a) [insert name of Location 1]
[(b) insert name of Location 2, if necessary]

EXHIBIT A-1 TO NINTH AMENDMENT

EXHIBIT A-1
FORM OF Interim BORROWING BASE REPORT

Date:[], 20[__]

BNP Paribas, as Administrative Agent
787 Seventh Avenue

New York, New York 10019

Attention: Mr. Bradley Dingwall

For:Borrowing Base dated as of ____________, 20__ under Credit Agreement, dated as of October 28, 2011

Ladies and Gentlemen:

This  certificate  is  delivered  pursuant  to  the  Credit Agreement, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and  among  Green  Plains Grain Company LLC (including in its capacity as successor by merger to Green Plains Essex Inc., the “Borrower”), the Lenders from time  to  time  parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent (in such capacity, together with its successors and assigns, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to the Agent and the Lenders that:

(a) such Responsible Officer is qualified and acting in the office of the Borrower indicated below such Responsible Officer’s name below;

(b) the information reflected on the reports and schedules attached hereto are true and correct in all material respects as of the date hereof (except as noted below);

(c) the amounts indicated on Annex I attached hereto were, to the best of my knowledge, true and accurate as of the date of preparation (except as noted below);

(d) the Borrower has not exceeded the maximum allowed Consolidated Net Position for any type of Grain Inventory individually or all Grain Inventory in the aggregate;

(e) The Plant Entities are in compliance with the Combined Plant Entity Conditions;

(f) no Default or Event of Default has occurred and is continuing; and

(g) no event or development which has had or could reasonably be expected to have a Material Adverse Effect has occurred.

[Remainder of page intentionally blank; signature page follows.]

The foregoing certifications together with the supporting information and reports with respect to which this Borrowing Base Report is delivered, are made and delivered as of the date first written above.

GREEN PLAINS GRAIN COMPANY LLC,

as a Borrower

By:Green Plains Inc., its sole member

By:  ___________________________

Name:
Title:

c/o Green Plains Grain Company LLC

1811 Aksarben Drive
Omaha, Nebraska 68106
Attention: Mr. Patrich Simpkins, Chief Financial Officer
Fax: 402-884-8776
Phone: 402-952-4906
Email: patrich.simpkins@gpreinc.com

ANNEX I
TO

INTERIM BORROWING BASE REPORT

Borrowing Base

As of [], 20[__]

I.	Collateral Type	Gross Value	Advance Rate	Borrowing Base Value
1.	Eligible Cash Collateral (after giving effect to the proposed Extensions of Credit related to this Interim Borrowing Base Report), less unpaid checks, overdrafts, or other unpaid amounts related thereto for which any Person has a prior unpaid claim, plus	$[________]	100%	$[________]
2.	Eligible Net Liquidation Value in Brokerage Accounts, plus	$[________]	100%	$[________]
3.	Eligible Net Liquidation Value in Third Party Brokerage Accounts, plus	$[________]	90%	$[________]
4.	Eligible Accounts Receivable, plus	$[________]	85%	$[________]
5.	Eligible Accounts Receivable that are backed by a letter of credit in a form and from an issuing bank, in each case, as approved by the Administrative Agent in its Permitted Discretion, plus	$[________]	90%	$[________]
6.	Eligible Grain Inventory evidenced by warehouse receipts (see detail below), plus	$[________]	90%	$[________]
i.	Grain Inventory evidenced by warehouse receipts, less	$[______]
ii.	Grain Inventory evidenced by warehouse receipts subject to statutory Liens, less	$[______]
iii.	Other ineligible Grain Inventory evidenced by warehouse receipts	$[______]
7.	Eligible Grain Inventory not evidenced by warehouse receipts (see detail below), plus	$[________]	85%	$[________]
i.	Grain Inventory not evidenced by warehouse receipts, less	$[______]
ii.	Grain Inventory not evidenced by warehouse receipts subject to statutory Liens, less	$[______]
iii.	Other ineligible Grain Inventory not evidenced by warehouse receipts	$[______]
8.	Eligible Non-Grain Inventory, subject to permitted product approval by the Administrative Agent, plus	$[________]	75%	$[________]
9.	Eligible Affiliate Accounts Receivable, plus	$[________]	85%	$[________]

ANNEX  I - 1

ANNEX  I - 1

10.	Eligible Grain Inventory in Transit (lesser of 10(a) or 10(b)) (see detail below), plus	$[________]		$[________]
i.	Grain Inventory in transit, less	$[______]
ii.	Grain Inventory in transit subject to statutory Liens, less	$[______]
iii.	Other ineligible Grain Inventory in transit	$[______]
(a)	Unadjusted Eligible Grain Inventory in Transit	$[________]	85%	$[________]
(b)	10% of Borrowing Base	$[________]		$[________]
11.	Eligible Net Unrealized Gain on Forward Contracts (lesser of 11(a) or 11(b))	$[________]		$[________]
(a)	Unadjusted Eligible Net Unrealized Gain on Forward Contracts	$[________]	75%	$[________]
(b)	25% of Borrowing Base	$[________]		$[________]
12.	Less, all Indebtedness secured by Permitted Liens (other than Subordinated Liens securing Term Loans) to the extent encumbering assets otherwise included in the borrowing base	$[________]	100%	$[________]
13.	Less, all prepayments from Borrower’s customers	$[________]	100%	$[________]
14.	Less, the amount of any Obligations owed to a Swap Party under a Swap Contract with Borrower which Obligations are secured pursuant to the Security Agreement	$[________]	100%	$[________]
15.	Less, Aggregate Net Unrealized Forward Loss	$[________]	100%	$[________]
16.	Less, the amount of any excess Eligible Accounts Receivables of Affiliates and Eligible Net Unrealized Gain on Forward Contracts of Affiliates over the applicable cap (16(d) minus 16(e), to the extent the difference is a positive number)		100%	$[________]
(a)	Eligible Accounts Receivable of Affiliates	$[________]	85%	$[________]
(b)	Intentionally omitted
(c)	Eligible Net Unrealized Gain on Forward Contracts of Affiliates	$[________]	75%	$[________]
(d)	Aggregate total of Eligible Accounts Receivable and Eligible Net Unrealized Gain on Forward Contracts of Affiliates (Sum of 16(a) plus 16(c))			$[________]
(e)	Applicable cap			$40,000,000

ANNEX  I - 2

ANNEX  I - 2

17.	Total Collateral (Sum of I.1 through I.11, minus I.12 through I.16)	$[________]
II.	Extensions of Credit (after giving effect to the proposed Extensions of Credit related to this Interim Borrowing Base Report)
1.	Letters of Credit	$[________]
2.	Revolving Loans	$[________]
3.	Swing Line Loans	$[________]
4.	Seasonal Line Loans	$[________]
5.	Subtotal (II.1 + II.2 + II.3 + II.4)	$[________]

ANNEX  I - 3

ANNEX  I - 3

ANNEX II

TO

INTERIM BORROWING BASE REPORT

Enclosed with this Borrowing Base Report are all necessary schedules, supporting information, and reports with details for the above, pursuant to the requirements under Section 1.1 of the Credit Agreement.

ANNEX II - 1

ANNEX II - 1

EXHIBIT B TO NINTH AMENDMENT

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE

Reference is made to the Credit Agreement dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among GREEN PLAINS GRAIN COMPANY LLC (including in its capacity as successor by merger to Green Plains Essex Inc., the “Borrower”), the Lenders from time to time parties thereto, BNP PARIBAS, as Administrative Agent and Collateral Agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement. The undersigned does hereby certify that he/she is a Responsible Officer of the Borrower, and that as such is authorized to execute this Compliance Certificate on behalf of the Borrower, and DOES HEREBY FURTHER CERTIFY on behalf of the Borrower that:

1.This Compliance Certificate is given pursuant to Section 7.2(b) and/or 8.6 of the Credit Agreement, as applicable.

2.He/she has reviewed the terms of the Credit Agreement and has made a detailed review of the transactions and conditions of the Borrower during the accounting period(s) covered by the financial statements with respect to which this Compliance Certificate is being delivered;

3.The examination described in paragraph 2 above did not disclose, and he/she has no notice or knowledge of the existence of, any condition or event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the financial statements with respect to which this Compliance Certificate is being delivered or as of the date of this Compliance Certificate, except as set forth below:

List, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

4.The representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, as though made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date, which are true and correct on and as of such specified date.

5.The Borrower has observed or performed and is in compliance with all of the covenants and other agreements contained in the Credit Agreement and the other Loan Documents and all conditions in the Credit Agreement and the other Loan Documents to be observed, performed or satisfied by it have been observed, performed or satisfied.

6.The financial statements with respect to which this Compliance Certificate is being delivered fairly present the Borrower’s financial condition, results of operations and cash flows in accordance with GAAP (subject to normal year-end audit adjustments and absence of footnotes).

7.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, (i) the amount of the “present fair saleable value” of the assets of the Borrower exceeds the amount of all “liabilities of the Borrower contingent or otherwise”, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (ii) the present fair saleable value of the assets of the Borrower are greater than the amount that will be required to pay the liabilities of the Borrower on its respective debts as such debts become absolute and matured, (iii) the Borrower does not have an “unreasonably small amount of capital” with which to conduct its respective businesses, as such quoted term is determined in accordance with applicable U.S. federal and state Laws governing the determination of insolvency of debtors and (iv) the Borrower will be able to pay their respective debts as they mature. For purposes of this paragraph 7,  “debt” means “liability on a claim”,  “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

8.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the sum of (i) Tangible Net Worth of the Borrower plus (ii) Long-Term Indebtedness consisting of Subordinated Debt owing to the Parent was$[__________]. The minimum required Tangible Net Worth of the Borrower plus Long-Term Indebtedness consisting of Subordinated Debt owing to the Parent is 21% of the sum of the then current Total Commitment plus the aggregate Seasonal Line Commitments. The Borrower is [not] in compliance with this requirement.

9.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered the Leverage Ratio was [__] to 1.0. The maximum permitted Leverage Ratio is 6.0 to 1.0. The Borrower is [not] in compliance with this requirement.

10.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Working Capital of the Borrower was $[__________]. The minimum required Working Capital of the Borrower is the greater of $18,000,000 and 18% of the sum of the then current Total Commitment plus the aggregate Seasonal Line Commitments. The Borrower is [not] in compliance with this requirement.

11.The maximum allowed Consolidated Net Position of the Borrower is (i) 100,000 bushels for each type of Grain Inventory (other than com and milo) individually, (ii) 200,000 bushels for Grain Inventory consisting of com and milo in the aggregate, and (iii) 300,000 bushels under for all Grain Inventory in the aggregate. As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Borrower is [not] in compliance with this requirement.

12.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Fixed Charge Coverage Ratio of the Borrower was [__]:1.0. The minimum allowed Fixed Charge Coverage Ratio of the Borrower for any consecutive twelve month period is 1.25 to 1.0 as of the last day of any calendar month. The Fixed Charge Coverage Ratio shall only be tested when the difference of Long-Term Indebtedness minus Subordinated Debt owing to the Parent is greater than $10,000,000, as calculated based upon the most recently delivered financial statements of the Borrower. The Borrower is [not] in compliance with this requirement, if applicable.

13.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the ratio of Long-Term Indebtedness (excluding Indebtedness under the Credit Agreement) to Long-Term Indebtedness plus Tangible Net Worth was [__]:1.0. The maximum allowed ratio of Long-Term Indebtedness (excluding Indebtedness under this Agreement) to Long-Term

Indebtedness plus Tangible Net Worth is 0.40 to 1.0 as of the last day of any calendar month. Maximum Long-Term Capitalization shall only be tested when the difference of Long-Term Indebtedness minus Subordinated Debt owing to the Parent is greater than $10,000,000, as calculated based upon the most recently delivered financial statements of the Borrower. The Borrower is [not] in compliance with this requirement, if applicable.

14.(a)As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Borrower has made Capital Expenditures during the current Fiscal Year in the aggregate amount of $[__________].

(b)Of the aggregate sum of Capital Expenditures reported in clause (a) above, $[__________] are cash equity Investments made by Parent in Borrower during the current Fiscal Year (which cash equity Investments shall be designated for use by the Borrower only for Capital Expenditures).

(c)Of the aggregate sum of Capital Expenditures reported in clause (a) above, $[__________] was used as “carry-forward” availability from the prior Fiscal Year. The aggregate amount of all “carried forward” availability shall not be greater than $8,000,000 at any time.

(d)The aggregate sum of Capital Expenditures reported in clause (a) above may not exceed $8,000,000 during any Fiscal Year plus, the amount set forth in clause (b) above plus the amount set forth in clause (c) above. The Borrower is [not] in compliance with this requirement.

15.(a)After the Closing Date, as of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Borrower has made, incurred, assumed, or suffered to exist Investments in the aggregate amount of $[__________].

(b)Of the aggregate sum of Investments reported in clause (a) above, $[__________] are cash equity investments made by Parent in Borrower from and after the Closing (which cash equity investments are designated for use only on such Investments).

(c)The aggregate sum of Investments after the Closing Date reported in clause (a) above minus the aggregate sum of Investments reported in clause (b) above may not exceed $1,000,000. The Borrower is [not] in compliance with this requirement.

16.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the aggregate principal amount of Indebtedness of Borrower under commodity repurchase agreements related to physical inventory was $[__________]. The maximum aggregate principal amount of Indebtedness of Borrower under commodity repurchase agreements related to physical inventory is $50,000,000. The Borrower is [not] in compliance with this requirement.

17.The Borrower has entered into commodity repurchase agreements with each of the contract counterparties listed on Annex 5 hereto. Borrower may only enter into commodity repurchase agreements with Approved Repurchase Contract Counterparty and shall have entered into a Repurchase Intercreditor Agreement with the Collateral Agent on terms and conditions satisfactory to the Administrative Agent. The Borrower is [not] in compliance with this requirement.

18.Enclosed with this Compliance Certificate is all necessary supporting information and reports with details for the above.

19.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the aggregate amount of third-party Indebtedness incurred by the Plant Entities and guarantees provided by the Plant Entities to the Parent or any Affiliates of the Parent was $[__________] and the Plant Entities’ combined annual ethanol nameplate production capacity was [_________].  The aggregate amount of third-party Indebtedness incurred by the Plant Entities and guarantees provided by the Plant Entities to the Parent or any Affiliates of the Parent may not exceed $0.35 per gallon of the Plant Entities’ combined annual ethanol nameplate production capacity. The Borrower is [not] in compliance with this requirement.

[Remainder of Page Intentionally Blank;
Signature Page Follows.]

The foregoing certifications together with the financial statements with respect to which this Compliance Certificate is delivered, in support of this Compliance Certificate, are made and delivered this [__] day of [__________, 20__].

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower
By:	Green Plains Inc., its sole member
By:
Name:
Title:

Annex 1 to Compliance Certificate

Tangible Net Worth Calculation

1.	Total Assets of the Borrower	$__________
2.	Total Liabilities of the Borrower	$__________
3.	To the extent included in the calculation of 1 above:
(a)

the total book value of the Total Assets of the Borrower properly classified as intangible assets under GAAP, including such items as goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, rights with respect to the foregoing, and organizational or developmental expenses

$__________
	(b) any subscriptions receivable	$__________
(c)

loans by Borrower to, investments in and receivables and other obligations from Borrower’s Capital Securities holders, Subsidiaries, other Affiliates, officers, employees or directors of the Borrower not in the ordinary course of business

$__________
	(d) any treasury stock	$__________
	(e) sum of (a)+(b)+(c)+(d)	$__________
4.	Tangible Net Worth of the Borrower (1 – 2 - 3(e))	$__________
5.	Long-Term Indebtedness consisting of Subordinated Debt owing to the Parent	$__________
6.	Tangible Net Worth of the Borrower plus Long-Term Indebtedness consisting of Subordinated Debt owing to the Parent (4+5)	$__________
	IS TEST PASSED (i.e., is 6 greater than or equal to the greater of 21% of the sum of the then current Total Commitment plus the aggregate Seasonal Line Commitments?	[__] Yes [__] No

Annex 2 to Compliance Certificate

Leverage Ratio Calculation

1.	The amount which, in accordance with GAAP, would be set forth opposite the caption “total liabilities” on the balance sheet of Borrower for such period.	$__________
2.	Tangible Net Worth of the Borrower (Item 4 from Annex 1)	$__________
3.	Leverage Ratio	_____:1
	IS TEST PASSED (i.e., is 3 less than 6.0 to 1.0)?	[__] Yes [__] No

* Supporting financial information to be attached.

Annex 3 to Compliance Certificate

Working Capital Calculation

1.	Current Assets of the Borrower	$__________
2.	Current Liabilities of the Borrower	$__________
3.	To the extent included in the calculation of 1 above:	$__________
(a)

the total book value of the Total Assets of the Borrower properly classified as goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, rights with respect to the foregoing, and organizational or developmental expenses

$__________
	(b) any subscriptions receivable	$__________
(c)

loans by Borrower to, investments in and receivables and other obligations from Borrower’s Capital Securities holders, Subsidiaries, other Affiliates, officers, employees or directors of the Borrower not in the ordinary course of business

$__________
	(d) any treasury stock	$__________
	(e) sum of (a)+(b)+(c)+(d)	$__________
4.	Working Capital of the Borrower (1 – 2 - 3(e))	$__________
	IS TEST PASSED (i.e., is 4 greater than or equal to the greater of $18,000,000 and 18% of the sum of the then current Total Commitment plus the aggregate Seasonal Line Commitments)?	[__] Yes [__] No

* Supporting financial information to be attached.

Annex 4 to Compliance Certificate

Fixed Charge Coverage Ratio Calculation

A.	EBITDA of Borrower (A.1 + A.2)			$__________
	1.	Net Income (1(a) - 1(b) - 1(c) - 1(d))		$__________
		(a)	the net income (or loss) of the Borrower;*	$__________
(b)

(i) any net non-cash gain or loss during such period arising from the sale, exchange, retirement, or other disposition of capital assets (such term to include all fixed assets and all securities) other than in the ordinary course of business, and (ii) the cumulative effect of any change in GAAP.

$__________
		(c)	the net income of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or consolidated with, Borrower or another Subsidiary	$__________
(d)

the net income of any Person in which Borrower or any of its Subsidiaries has an equity interest in, but which Person is not Borrower, except to the extent of the amount of dividends or other distributions actually paid to Borrower during such period

$__________
	2.	To the extent reflected as a charge in the statement of Net Income		$__________
(2(a) + 2(b) + 2(c) + 2(d) + 2(e)- 2(f))
		(a)	income tax expense;	$__________
		(b)	Interest Expense;	$__________
		(c)	depreciation and amortization expense;	$__________
		(d)	any write-down of noncurrent assets	$__________
		(e)	the EBITDA of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or consolidated with Borrower or another Subsidiary	$__________
(f)

the net income of any Person in which Borrower or any of its Subsidiaries has an equity interest in, but which Person is not a Borrower, except to the extent of the amount of dividends or other distributions actually paid to Borrower during such period

$__________
B.	Cash equity investments received by Borrower from Parent, net of any and all dividends and distributions made by the Borrower to the Parent, during the applicable period.			$__________
C.	All expenditures made by Borrower during such period that should be classified as a maintenance capital expenditure			$__________

D.	Actual interest expense of working capital financings		$__________
E.	Debt Service Payments (E.1 + E.2)		$__________
	1.	Actual scheduled principal payments made on Long-Term Indebtedness	$__________
	2.	Actual Interest Expenses on Long-Term Indebtedness incurred during any period, as shown on the consolidated financial statements of the Borrower.	$__________
F.	Debt Service Coverage Ratio (A+ B - (C + D)) : E		$__________
	IS TEST PASSED (i.e., is F less than 1.25:1)?		[__] Yes [__] No

Annex 5 to Compliance Certificate

Summary of Grain Inventory
Subject to Commodity Repurchase Agreements

* Provided for each type of Grain Inventory individually.

A.	Type of Grain Inventory:			[_____]
	1.	Name of contract counterparty with which Borrower has entered into commodity repurchase agreements.		[_____]
	2.	Is contract counterparty an Approved Repurchase Contract Counterparty?		[__] Yes [__] No
	3.	Has contract counterparty entered into a Repurchase Intercreditor Agreement with the Collateral Agent?		[__] Yes [__] No
	4.	Aggregate number of bushels of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.		_____ bushels
	5.	Initial selling price of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.		$[__________]
	6.	Locations of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.
		(a)	[insert name of Location 1]
		[(b)	insert name of Location 2, if necessary]
	7.	TOTAL INDEBTEDNESS FOR ALL COMMODITY REPURCHASE AGREEMENTS COVERING [INSERT TYPE OF GRAIN INVENTORY LISTED ABOVE]		$[__________]
[_].	Type of Grain Inventory:			[_____]
	1.	Name of contract counterparty with which Borrower has entered into commodity repurchase agreements.		[_____]
	2.	Is contract counterparty an Approved Repurchase Contract Counterparty?		[__] Yes [__] No
	3.	Has contract counterparty entered into a Repurchase Intercreditor Agreement with the Collateral Agent?		[__] Yes [__] No
	4.	Aggregate number of bushels of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.		_____ bushels
	5.	Initial selling price of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.		$[__________]

6.	Locations of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.
	(a)	[insert name of Location I]
	[(b)	insert name of Location 2, if necessary]
7.	TOTAL INDEBTEDNESS FOR ALL COMMODITY REPURCHASE AGREEMENTS COVERING [INSERT TYPE OF GRAIN INVENTORY LISTED ABOVE]		$[__________]
AGGREGATE AMOUNT OF INDEBTEDNESS FOR ALL COMMODITY REPURCHASE AGREEMENTS			$[__________]
IS TEST PASSED (i.e., is A.7 plus [__].7 less than or equal to $50,000,000)?			$[__________]

Annex 6 to Compliance Certificate

Long Term Capitalization Ratio Calculation

1.	Long-Term Indebtedness (excluding Indebtedness under the Credit Agreement)	$__________
2.	Tangible Net Worth (Item 4 from Annex 1)	$__________
3.	Long-Term Capitalization Ratio (1:1 + 2)	__________:1
IS TEST PASSED (i.e., is 3 less than 0.40:1)?

*Supporting financial information to be attached.